UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2004

Commerce Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut, Kansas City, MO	64106

(Address of principal executive offices)	(Zip Code)

(816) 234-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 14, 2004, Mr. L. W. Stolzer turned 70 years of age, the mandatory retirement age for directors of Commerce Bancshares, Inc. Pursuant to the By-Laws of Commerce Bancshares, Inc., Mr. Stolzer was deemed to have submitted his resignation as a director of the Company on that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	\s\ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: October 15, 2004